SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           12/15/00

ORIX Credit Alliance Receivables 2000-B Corporation (as Trust Depositor under the Amended and Restated Trust Agreement, dated as of August 31, 2000, providing for the issuance of Receivable-Backed Notes, Series 2000-B)

ORIX Credit Alliance Receivables Trust 2000-B
(Issuer of the Notes)
(Exact name of registrant as specified in its charter)


Delaware             333-43312                         22-3744565
(State or Other      (Commission                   (I.R.S. Employer
Jurisdiction         File Number)                  Identification No.)
of Incorporation)


300 Lighting Way
Secaucus, New Jersey                            07096
(Address of Principal                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (201) 601-9166


Item 5.Other Events.

On Behalf of ORIX Credit Alliance Receivables Trust 2000-B, a Trust created pursuant to the Trust Agreement dated as of August
17, 2000 by The Bank of New York as indenture trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated 12/15/2000, The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report covers distributions to the holders of the Receivable-Backed Notes, Series 2000-B.

A.     Monthly Report Information:
See Exhibit No. 1

B.     Have any deficiencies occurred?   NO.
Date:
Amount:

C.     Item 1: Legal Proceedings:                  NONE

D.     Item 2: Changes in Securities:              NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.     Item 5: Other Information - Form 10-Q, Part II -
Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

ORIX Credit Alliance
Receivables Trust 2000-B

MONTHLY REPORT

A. AGGREGATE PRINCIPAL BALANCE OF CONTRACTS
Aggregate Principal Balance of the Contracts,                     286,893,542.68
beginning of Collection Period
Less: Principal Payments                                            9,107,938.19
Less: Principal Prepayments                                         1,613,687.10
Less: Aggregate Principal Balance of Defaulted Contracts               21,994.45
that became Defaulted Contracts during the Collection Period
Add: Aggregate Principal Balance of Substitute Contracts                    0.00
Aggregate Principal Balance of the Contracts, end of              276,149,922.94
Collection Period


B.  SERVICER ADVANCES
Aggregate amount of Servicer Advances at the beginning of the               0.00
Collection Period
Servicer Advances made during the Collection Period                         0.00
Servicer Advances reimbursed during the Collection Period                   0.00
Aggregate amount of Servicer Advances at the end of the                     0.00
Collection Period

C.   DEFAULTED CONTRACTS
Cumulative Aggregate Principal Balance of Defaulted Contracts           7,244.99
beginning of Collection Period
Aggregate Principal Balance of Defaulted Contracts that                21,994.45
became Defaulted Contracts during the Collection Period
Cumulative Aggregate Principal Balance of Defaulted Contracts,         29,239.44
   end of Collection Period

Cumulative Recoveries on Defaulted Contracts,                               0.00
beginning of Collection Period
Recoveries on Defaulted Contracts during the current                        0.00
Collection Period
Cumulative Recoveries on Defaulted Contracts,                               0.00
end of Collection Period
Cumulative Net Loss Percentage end of Collection Period                       0%

D. SUBSTITUTIONS
Casualty Loss, Materially Modified and Defaulted Contracts                  0.00
Substituted to Date, beginning of Collection Period
Casualty Loss, Materially Modified and Defaulted Contracts                  0.00
replaced with Substitute Contracts during the current Collection Period
Casualty Loss, Materially Modified and Defaulted Contracts                  0.00
Substituted to Date, end of Collection Period
Percentage of Pool Balance at end of Collection Period                     0.00%

Prepaid, Ineligible and Excess Contracts, Substituted to date,              0.00
beginning of Collection Period
Prepaid, Ineligible and Excess Contracts replaced with                      0.00
Substitute Contracts during the current Collection Period
Prepaid, Ineligible and Excess Contracts Substituted to date                0.00
end of Collection Period
Percentage of Pool Balance at end of Collection Period                     0.00%
Total Substitutions, end of Collection Period                               0.00
Total Percentage of Pool Balance, Substituted as of end of                 0.00%
Collection Period

E.  RESERVE FUND
Reserve Fund balance, beginning of Collection Period                7,142,849.05
Required Reserve Fund Amount                                        8,236,941.06
Shortfall                                                           1,094,092.01
Deposit from (release to) waterfall                                   462,602.98
Reserve Fund balance, end of Collection Period                      7,605,452.03

F. AVAILABLE AMOUNTS
Principal collections                                              10,721,625.29
Interest collections                                                2,259,168.60
Late Charges                                                           43,191.96
Recoveries                                                                  0.00
Reinvestment Income from Collection Account,                           85,837.61
Reserve Fund and Spread Fund
Amounts in Spread Fund                                                      0.00
Amounts withdrawn from Reserve Fund                                         0.00
Total Available Amounts                                            13,109,823.46


G.   SPREAD FUND CALCULATION

ORIX Credit Alliance, Inc. as Servicer (Yes/No)                       Yes
Three Month Delinquency Percentage (may not exceed 5.0%)                   0.45%
Cumulative Net Loss Percentage (May not exceed 1.0% from September 15,
2000 to July 15, 2001, 1.25% from August 15, 2001 to January 15,
2002, 1.50% from February 15, 2002 to July 15, 2002, and 2.0% thereafter). 0.01%



Spread Fund balance, beginning  of Collection Period                        0.00
Deposit from (release to) waterfall                                         0.00
Spread Fund balance, end of Collection Period                               0.00

H.  DELINQUENCIES

Aggregate Principal Balance of Contracts Delinquent > than 31 days 16,442,780.71 Aggregate Principal Balance of Contracts Delinquent > than 61 days 1,868,341.97 Aggregate Principal Balance of Contracts Delinquent > than 91 days 2,582,824.42

ORIX Credit Alliance Receivables Trust 2000-A


I.  PAYMENTS TO NOTEHOLDERS

Class A Noteholders:
Initial Class A Principal Amount                                  301,191,962.00
Class A Principal Amount outstanding at the beginning of          271,041,333.68
Collection Period
Class A Percentage                                                     92.81610%
Class A Target Investor Principal Amount                          256,311,589.00
Class A Principal Payment Amount                                   14,729,744.68

Class A-1 Noteholders:
Initial Class A-1 Principal Amount                                 96,381,428.00
Class A-1 Principal Amount outstanding at the beginning            66,230,799.68
of the Collection Period
Class A-1 Interest Rate                                                 6.75818%
Class A-1 interest for the current Collection Period                  372,999.72
Class A-1 interest accrued in prior Collection Periods for which        0.000.00
no allocation was made
Total interest due to the Class A-1 Noteholders                       372,999.72
Available Amounts allocated to interest due to the Class A-1          372,999.72
Noteholders
Class A-1 Principal Payment Amount                                 10,743,619.74
Class A-1 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-1 10,743,619.74 Noteholders
Total payment to the Class A-1 Noteholders                         11,116,619.46
Class A-1 Principal Amount outstanding at the end of the           55,487,179.94
Collection Period

Class A-2 Noteholders:
Initial Class A-2 Principal Amount                                 48,507,758.00
Class A-2 Principal Amount outstanding at the beginning of the 48,507,758.00 Collection Period
Class A-2 Interest Rate                                                 6.97000%
Class A-2 interest for the current Collection Period                  281,749.23
Class A-2 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-2 Noteholders                       281,749.23
Available Amounts allocated to interest due to the Class A-2          281,749.23
Noteholders
Class A-2 Principal Payment Amount                                          0.00
Class A-2 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-2               0.00
Noteholders
Total payment to the Class A-2 Noteholders                            281,749.23
Class A-2 Principal Amount outstanding at the end of the           48,507,758.00
Collection Period


Class A-3 Noteholders:
Initial Class A-3 Principal Amount                                112,075,114.00
Class A-3 Principal Amount outstanding at the beginning of the 112,075,114.00 Collection Period
Class A-3 Interest Rate                                                 7.05000%
Class A-3 interest for the current Collection Period                  658,441.29
Class A-3 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-3 Noteholders                       658,441.29
Available Amounts allocated to interest due to the Class A-3          658,441.29
Noteholders
Class A-3 Principal Payment Amount                                          0.00
Class A-3 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-3               0.00
Noteholders
Total payment to the Class A-3 Noteholders                            658,441.29
Class A-3 Principal Amount outstanding at the end of the          112,075,114.00
Collection Period

Class A-4 Noteholders:
Initial Class A-4 Principal Amount                                 44,227,662.00
Class A-4 Principal Amount outstanding at the beginning of         44,227,662.00
the Collection Period
Class A-4 Interest Rate                                                 7.14000%
Class A-4 interest for the current Collection Period                  263,154.59
Class A-4 interest accrued in prior Collection Periods for                  0.00
which no allocation was previously made
Total interest due to the Class A-4 Noteholders                       263,154.59
Available Amounts allocated to interest due to the Class A-4          263,154.59
Noteholders
Class A-4 Principal Payment Amount                                          0.00
Class A-4 Additional Principal                                              0.00
Available Amounts allocated to Principal due to the Class A-4               0.00
Noteholders
Total payment to the Class A-4 Noteholders                            263,154.59
Class A-4 Principal Amount outstanding at the end of the           44,227,662.00
Collection Period

Class B Noteholders:
Initial Class B Principal Amount                                    9,511,325.00
Class B Principal Amount outstanding at the beginning of            9,511,325.00
the Collection Period
Class B Percentage                                                      4.31030%
Class B Interest Rate                                                   7.31000%
Class B interest for the current Collection Period                     57,939.82
Class B interest accrued in prior Collection Periods for                    0.00
    which no allocation was previously made
Total interest due to the Class B Noteholders                          57,939.82
Available Amounts allocated to interest due to the Class B             57,939.82
Noteholders
Class B Target Investor Principal Amount                                    0.00
Class B Floor                                                               0.00
Class B Principal Payment Amount                                            0.00
Class B Additional Principal                                                0.00
Available Amounts allocated to Principal due to the Class B                 0.00
Noteholders
Total payment to the Class B Noteholders                               57,939.82
Class B Principal Amount outstanding at the end of the              9,511,325.00
Collection Period




I.     PAYMENTS TO NOTEHOLDERS (continued)

Class C Noteholders:
Initial Class C Principal Amount                                    4,755,663.00
Class C Principal Amount outstanding at the beginning of the        4,755,663.00
Collection Period
Class C Percentage                                                      2.15520%
Class C Interest Rate                                                   7.63000%
Class C interest for the current Collection Period                     30,238.09
Class C interest accrued in prior Collection Periods for which              0.00
no allocation was previously made
Total interest due to the Class C Noteholders                          30,238.09
Available Amounts allocated to interest due to the Class C             30,238.09
Noteholders
Class C Target Investor Principal Amount                                    0.00
Class C Floor                                                               0.00
Class C Principal Payment Amount                                            0.00
Class C Additional Principal                                                0.00
Available Amounts allocated to Principal due to the Class C                 0.00
Noteholders
Total payment to the Class C Noteholders                               30,238.09
Class C Principal Amount outstanding at the end of the              4,755,663.00
Collection Period

Total amounts distributed on the Notes                             12,408,142.48

J.  DISDISTRIBUTION OF FUNDS

Available Amounts                                                  13,109,823.46

Unreimbursed Servicer Advances                                              0.00
Indenture Trustee fee for transition to Successor Servicer                  0.00
Servicing Fee                                                         239,078.00
Class A-1 Interest                                                    372,999.72
Class A-2 Interest                                                    281,749.23
Class A-3 Interest                                                    658,441.29
Class A-4 Interest                                                    263,154.59
Class B Interest                                                       57,939.82
Class C Interest                                                       30,238.09

Available Funds After Servicing & Interest Payments                11,206,222.72

Class A-1 Principal Amount                                         10,743,619.74
Class A-2  Principal Amount                                                 0.00
Class A-3  Principal Amount                                                 0.00
Class A-4 Principal Amount                                                  0.00
Class B Principal Amount                                                    0.00
Class C Principal Amount                                                    0.00

Available Funds After Principal Payments                              462,602.98

Class A-1 Additional Principal Amount                                       0.00
Class A-2 Additional Principal Amount                                       0.00
Class A-3 Additional Principal Amount                                       0.00
Class A-4 Additional Principal Amount                                       0.00
Class B Additional Principal Amount                                         0.00
Class C Additional Principal Amount                                         0.00

Available Funds After Additional Principal Payments                   462,602.98

Reserve Fund to maintain Required Reserve Amount                      462,602.98

Spread Account (if a Spread Event exists)                                   0.00

Indenture Trustee                                                           0.00

Remaining Amounts to the Holder of the Certificate                          0.00

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ORIX Credit Alliance Receivables 2000-B Corporation

By: /s/ Joseph J. McDevitt, Jr.
Name:        Joseph J. McDevitt, Jr.
Title:       President and Chief Financial Officer


Dated:            12/31/00